SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           ---------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


  Date of report (date of earliest event reported) MARCH 7, 1999


                              MARKER INTERNATIONAL
                              --------------------
               (Exact Name of Registrant as Specified in Charter)


UTAH                                    0-24556                   87-037275
(State or Other Jurisdiction of      (Commission                (IRS Employer
 Incorporation)                       File Number)           Identification No.)


1070 WEST 2300 SOUTH, SALT LAKE CITY, UTAH                     84119
(Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number,
 including area code:                                    (801) 972-2100



               N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 5.     OTHER EVENTS.

          On March 7, 1999, Marker International ("Marker") signed a letter of intent with CT Sports Holding AG ("CTSH"), a corporation organized and existing under the laws of Switzerland, regarding the restructuring of Marker. CTSH is a newly formed joint venture between Tecnica S.p.A. and H.D. Cleven, the principal shareholder of the Volkl Group. The letter of intent contemplates the formation of a new entity which will succeed to Marker's assets and assume Marker's liabilities. CTSH will own 85% of the new entity and have the right to acquire the other 15% from the shareholders of Marker at some time in the future at the then fair market value. The entire transaction is subject to several conditions, including the successful restructuring of Marker's obligations to its lending banks and the completion of mutually acceptable definitive agreements.

          On March 8, 1999, Marker issued the press release set forth as Exhibit
20.1 hereto.


Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) FINANCIAL STATEMENTS.

None.

(b) PRO FORMA FINANCIAL INFORMATION.

None.

(c) EXHIBITS.

20.1        Press Release, dated March 8, 1999.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           MARKER INTERNATIONAL


                                           By: /s/ Kevin Hardy
                                              ---------------------
                                              Name:  Kevin Hardy
                                              Title: Chief Financial Officer


Dated:  March 12, 1999

                                  EXHIBIT INDEX

EXHIBIT                    DESCRIPTION

20.1              Press Release, dated March 8, 1999.